                                                                  EXHIBIT 10.12


*Certain information in this document has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.




                                 AGREEMENT DRAFT

                                       FOR

                           ASIC DESIGN AND DEVELOPMENT

                                 BY AND BETWEEN

                              IMMERSION CORPORATION

                                       AND

                            KAWASAKI LSI U.S.A., INC.

                    AGREEMENT FOR ASIC DESIGN AND DEVELOPMENT


This Agreement for ASIC Design and Development ("Agreement") is entered into and is effective as of this 16th day of October 1997 (the "Effective Date") by and between Immersion Corporation, a California corporation having its principal place of business at 2158 Paragon Drive, San Jose, CA 95131 (hereinafter referred to as "Immersion") and Kawasaki LSI U.S.A., Inc., a California corporation having its principal place of business at 2570 North First Street, Suite 301, San Jose, CA 95131 (hereinafter referred to as "KLSI").

                                    RECITALS

Immersion wishes to have KLSI design and develop for Immersion and KLSI desires to design and develop for Immersion an integrated circuit device as specified more fully herein.

                                    AGREEMENT

1.      DEFINITIONS

        1.1 "A/D Converter" shall mean the A/D converter described in Exhibit A ("Specifications").

        1.2 "[****] Modifications" shall mean modifications made by [****] in the course of performance under the AXIS Chip Agreement to the USB Microcode and the Clock Generation and General Purpose I/O and the related Intellectual Property Rights.

        1.3 "[****] Preexisting Technology" shall mean [****] technology and the related Intellectual Property Rights in existence prior to the Effective Date and used in the AXIS Chip, consisting of the "QT Engine" Core Logic, the ROM BIOS, the Boot Loader Microcode, the USB Controller, the USB Microcode, the Timer Subsection, the Memory Controller, and the Clock Generation and General Purpose I/O.

        1.4 "AXIS Chip" shall mean an integrated circuit device which is designed to provide an optimized version of the force-feedback functions delivered by the Immersion force feedback firmware.

        1.5 "AXIS-derived Chip" shall mean an integrated circuit device which consists of the same or derivative base wafer, metal 1 and metal 2 layers as the AXIS Chip and which (i) does not contain the same ROM Mask Layer as the AXIS Chip, (ii) does not contain any portion of the Force Feedback Microcode, (iii) does not incorporate firmware that provides Force Feedback Functionality, to the best of KLSI's knowledge, as determined by KLSI by making a reasonable inquiry, and (iv) does have the Shaft Encoder Logic present but disabled through a means disclosed and described to Immersion in writing and approved by Immersion in writing.


*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

        1.6 "AXIS Chip Agreement" shall mean the written agreement between KLSI and [****] regarding the development of the AXIS Chip and the ownership and licensing of certain technology and the related Intellectual Property Rights used in the AXIS Chip.

        1.7 "Boot Loader Microcode" shall mean the boot loader microcode described in Exhibit A ("Specifications").

        1.8 "Clock Generation and General Purpose I/O" shall mean the clock generation and general purpose I/O described in Exhibit A ("Specifications").

        1.9 "Confidential Information" shall mean: (i) the Specifications, the Product, the PLSSOP, the Prototype Units, the Shaft Encoder Logic, the Force Feedback Microcode, the Immersion Requested Revisions ("IRR") and any trade secrets related to any of the foregoing, including but not limited to any information relating to either party's product plans, costs, prices and names, finances, marketing plans, business opportunities, personnel, research, development or know-how; (ii) any information designated by the disclosing party as confidential in writing or, if disclosed orally, reduced to writing within thirty (30) days, provided, however, that "Confidential Information" shall not include information that (i) is or becomes generally known or available by publication, commercial use or otherwise through no fault of the receiving party; (ii) is known and has been reduced to tangible form by the receiving party at the time of disclosure and is not subject to restriction; (iii) is independently developed by the receiving party by individuals who do not have access to the same information from the disclosing party; (iv) is lawfully obtained from a third party who has the right to make such disclosure; or (v) is released for publication by the disclosing party in writing.

        1.10 "Deliverables" shall mean the PLSSOP, the testable Prototype Units, the First Articles and Documentation.

        1.11 "DMA Controller" shall mean the DMA controller described in Exhibit A ("Specifications")

        1.12 "Development and Payment Schedule" shall mean the time for the parties' performance under this Agreement, as set forth in Exhibit B ("Development and Payment Schedule").

        1.13 "Documentation" shall mean the Specification, the VHDL File for the AXIS Chip, and other documentation that would reasonably accompany the Deliverables.

        1.14 "Errors" shall mean: (i) in the case of acceptance under the terms of Section 4.2 ("Acceptance"), defects in the Prototype Units which cause such Prototype Units not to operate in conformance with the requirements of this Agreement, and, in the case of warranty under the terms of Section 7.1 ("Warranties"), defects in the Deliverables which cause such Deliverables not to operate in conformance with Exhibit A ("Specifications"); (ii) defects in the Products which cause such Products not to operate in conformance with Exhibit A ("Specifications"); and (iii) defects in the Documentation which render it inaccurate, erroneous or otherwise unreliable.



*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

        1.15 "Final Mask ROM" shall mean the final mask ROM described in Exhibit A ("Specifications").

        1.16 "First Articles" shall mean a limited number of units of the Product, as mutually agreed upon by the parties, which are manufactured as a test run for review and acceptance by Immersion prior to full production of the Product.

        1.17 "Force Feedback Functionality" shall mean the basic functions required by a local processor for use in a force feedback product. These functions include (a) sending and receiving commands from a host computer, (b) generating tactile sensations felt by a user by reading local sensors and controlling local actuators based upon embedded mathematical relations between sensor data and actuator output, and (c) generating said tactile sensations in response to said commands from said host computer.

        1.18 "Force Feedback Microcode" shall mean the Immersion microcode designed to implement the Force Feedback Functionality.

        1.19 "Immersion Preexisting Technology" shall mean the Immersion technology and related Intellectual Property Rights in existence prior to the Effective Date and used in the AXIS Chip, consisting of the Shaft Encoder Logic and the Force Feedback Microcode.

        1.20 "Immersion Requested Revisions" shall mean the technology modifications and related Intellectual Property Rights created by KLSI in the course of the performance under this Agreement and/or the technology modifications and related Intellectual Property Rights created by [****] in the course of performance under the AXIS Chip Agreement, consisting of (i) modifications to the Shaft Encoder Logic and the Force Feedback Microcode and
                (ii) modifications, which are specifically implemented to facilitate and support the implementation of the Force Feedback Functionality which are made to the "QT Engine" Core Logic, the ROM BIOS, the Boot Loader Microcode, the USB Controller, the UART, the Time Subsection, the DMA Controller, the Memory Controller, the PWM Generation Logic, the Watchdog Timer Logic and the Final Mask ROM.

        1.21 "Intellectual Property Rights" shall mean all worldwide patents and other patent rights (such as continuations, continuations in part and reissues), utility models, copyrights and mask work rights, including without limitation, all applications and registrations with respect thereto and rights in trade secrets and know-how.

        1.22 "Invention" shall mean any Invention or discovery which is or may be patentable or otherwise protectable under Title 35 of the United States Code.

        1.23 "Inventions" shall mean all ideas, creations, works, processes, designs and methods (whether or not patentable, copyrightable or registrable as a mask work) incorporated in the design or function of the Prototype Unit, and all documentation associated therewith, which are created or discovered as part of the Services; provided, however, that


*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                Inventions shall not include any discoveries, improvements or ideas made solely by KLSI regarding methods of designing, structuring or producing products generally.

        1.24 "KLSI Modifications" shall mean modifications made by KLSI in the course of performance under this Agreement to the USB Transceiver and the A/D Converter and the related Intellectual Property Rights.

        1.25 "KLSI Preexisting Technology" shall mean KLSI technology and the related Intellectual Property Rights in existence prior to the Effective Date and used in the AXIS Chip, consisting of the USB Transceiver, the A/D Converter and the Phase Lock Loop.

        1.26 "Memory Controller" shall mean the memory controller described in Exhibit A ("Specifications").

        1.27 "Non-Immersion Technology" shall mean the [****] Preexisting Technology, the [****] Modifications, the KLSI Preexisting Technology and the KLSI Modifications.

        1.28 "Phase Lock Loop" shall mean the phrase lock loop described in Exhibit A ("Specifications").

        1.29 "Product" shall mean the Axis Chip as more fully described in the Specifications.

        1.30 "Post Layout Simulation Sign Off Package" or "PLSSOP" shall mean the computer generated simulation of the Prototype Unit that is a model of the Prototype Unit and that is used to review the features and functionality which will be present in the Prototype Unit.

        1.31 "Prototype Units" shall mean initial working testable units of the Products that conform to the PLSSOP and the Specifications.

        1.32 "Purchase Agreement" shall mean the agreement to be entered into by Immersion and KLSI under which KLSI will produce AXIS Chips and Immersion will purchase the AXIS Chips.

        1.33 "PWM Generation Logic" shall mean the PWM generation logic described in Exhibit A ("Specifications").

        1.34 "`QT Engine' Core Logic" shall mean the QT engine core logic described in Exhibit A ("Specifications").

        1.35 "ROM BIOS" shall mean the ROM BIOS described in Exhibit A ("Specifications").

        1.36 "Second Source" shall mean an alternative foundry for the AXIS Chip licensed by Immersion to produce the AXIS Chip for Immersion.

        1.37 "Services" shall mean the design and development of the Prototype Units and the fabrication and assembly of the Prototype Units.


*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

        1.38 "Shaft Encoder Logic" shall mean the Immersion custom gate array that extracts position, velocity and other relevant information from shaft encoder signals.

        1.39 "Specifications" shall mean the initial technical and design specifications for the Product set forth in Exhibit A ("Specifications").

        1.40 "Timer Subsection" shall mean the timer subsection described in Exhibit A ("Specifications").

        1.41    "UART" shall mean the UART described in Exhibit A
                ("Specifications").

        1.42 "USB Controller" shall mean the USB controller described in Exhibit A ("Specifications").

        1.43 "USB Microcode" shall mean the USB microcode described in Exhibit A ("Specifications").

        1.44 "USB Transceiver" shall mean the USB transceiver described in Exhibit A ("Specifications").

        1.45 "Watchdog Timer Logic" shall mean the watchdog timer logic described in Exhibit A ("Specifications").

2.      SCOPE OF WORK

        2.1 Services. Based on the terms and conditions set forth in this Agreement, KLSI agrees to perform the Services in accordance with the Development and Payment Schedule. Except for the design and development functions of system definition, logic design and breadboard definition and construction (which will be provided by Immersion), KLSI will be responsible for obtaining all the technology, labor, material, tooling and facilities necessary for such design and development of the Prototype Unit.

        2.2 Progress Reports. KLSI will provide Immersion with written progress reports, as requested by Immersion, starting one week after the Effective Date and ending on the date of Immersion's final acceptance of the Prototype Unit and receipt of all Deliverables. Each report shall indicate progress as follows:

                (a)     Status of progress toward the next scheduled milestone;

                (b) Short description of problems in meeting such milestone, if any;

                (c) Proposed recover method to meet the next milestone, if necessary;

                (d)     Probability of meeting the next milestone;

                (e) Any changes in KLSI's estimate of recurring manufacturing costs for the Prototype Unit or First Articles.

3.      DESIGN REVIEW AND SPECIFICATION CHANGES

        3.1 Design Review. Immersion is entitled to conduct periodic design reviews to ensure its satisfaction with the Services. Upon reasonable notice, KLSI shall allow Immersion during normal business hours, to visit its places of business for development and manufacturing to discuss and inspect the status of the development of the Product.

        3.2 Changes to the Specification. Immersion is entitled to request modifications in the form of changes or additions to the Specifications at anytime time during the term of this Agreement. Such requests shall be submitted by Immersion to KLSI in writing. If any such modification of the Specifications materially increases or decreases the cost or time of performance of the Services, the parties will negotiate an equitable adjustment to this Agreement. Upon receipt of Immersion's written approval, KLSI will proceed with the implementation of the prescribed changes and the Specifications and other exhibits to the Agreement shall be modified in writing accordingly to reflect such agreed upon changes and signed by both parties.

4.      DELIVERABLES: DELIVERY; ACCEPTANCE; AND REJECTION

        4.1 Deliverables KLSI agrees to deliver the Deliverables in accordance with the Development and Payment Schedule. Deliverables shall be delivered to the Immersion Project Manager accompanied by a written statement listing the items delivered and stating that they are ready for Immersion's acceptance testing. All Deliverables shall be sent to Immersion F.O.B. Immersion's facility at the address stated above. KLSI's liability for loss shall cease upon delivery to the F.O.B. point and title to the Deliverables shall shift to Immersion without any effect on the intellectual property rights in such Deliverables.

        4.2     Acceptance

                (a) Immersion, with the assistance of KLSI if requested by Immersion, shall examine and test the PLSSOP and the Prototype Unit and examine each other Deliverable upon delivery to determine whether the PLSSOP and the Prototype Unit and each other Deliverable conforms to the Specification and that the Prototype Unit conforms to the PLSSOP.

                (b) Within the acceptance period for each Deliverable specified in Exhibit B ("Development and Payment Schedule"), Immersion shall provide KLSI with written acceptance of such Deliverable or a written statement of Errors (the "Statement of Errors") to be corrected prior to Immersion's payment of the amount due upon Immersion's acceptance of such Deliverables, if any. Immersion will examine the Deliverables received against the list in Exhibit C ("Deliverables") to confirm that all such Deliverables have, in fact, been delivered and will notify KLSI if any items are missing. KLSI will promptly deliver any Deliverables that are missing upon notification by Immersion.

                (c) KLSI will correct the Errors in any Deliverable set forth in the Statement of Errors and redeliver the Deliverable to Immersion. The parties will negotiate a reasonable time period for each Error correction depending on the nature of the Errors. The following will serve as reasonable guidelines for Error correction:

                        (i) seven (7) calendar days unless reprocessing of prototypes, remasking or redesign is required,

                        (ii) twenty-one (21) calendar days if reprocessing of prototypes is required,

                        (iii) twenty-five (25) calendar days if remasking is required, and

                        (iv) thirty-five (35) calendar days if redesign (new tape) is required.

                (d) Immersion will, within thirty (30) calendar days after any such redelivery, provide KLSI with written acceptance or another Statement of Errors. The procedure set forth in this Section 4.2 will be repeated until Immersion accepts the Deliverables or terminates this Agreement pursuant to Section 4.3 ("Rejection").

        4.3 Rejection. Should any Prototype Unit fail to conform to the PLSSOP and/or the Specification either (i) after the second redelivery of such Prototype Unit pursuant to Section 4.2(b) or
                (ii) after any delivery or redelivery which is late, then KLSI will be deemed to be in material breach of this Agreement and Immersion may terminate the Agreement pursuant to Section 10.1 ("Termination for Cause by Either Party").

5.      INTELLECTUAL PROPERTY RIGHT

        5.1 Disclosure. KLSI will promptly and fully disclose and describe to Immersion in writing any Inventions which are conceived or reduced to practice during the term of this Agreement and within the scope of the development of the Immersion Requested Revisions.

        5.2     Ownership.

                (a) Ownership by Immersion. The parties agree that Immersion owns and will solely own all Immersion Preexisting Technology and Immersion Requested Revisions. Nothing in this Agreement is intended to affect or restrict Immersion's rights in the Immersion Preexisting Technology or Immersion Requested Revisions. KLSI hereby assigns to Immersion all right, title and interest in the Immersion Requested Revisions. KLSI represents and warrants and agrees to insure that under the terms of the AXIS Chip Agreement, all Immersion Requested Revisions created by [****] will be assigned to Immersion, through KLSI. KLSI agrees that in no case will Immersion be required to assign any Immersion Preexisting Technology to KLSI or [****] and KLSI agrees that KLSI's and [****]'s use of the Immersion Requested Revisions shall be limited to the licenses granted herein.


*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                (b) Ownership by KLSI. KLSI owns and will own all KLSI Preexisting Technology. Nothing in this Agreement is intended to affect or restrict KLSI's rights in the KLSI Preexisting Technology. Immersion agrees that in no case will KLSI be required to assign any KLSI Preexisting Technology to Immersion and that assignment of the Immersion Requested Revisions will not in any way grant Immersion rights in the KLSI Preexisting Technology except as licensed to Immersion under the terms of this Agreement.

                (c) Cooperation. KLSI agrees to assist Immersion, and will make appropriate contractual arrangements with [****] for [****] to assist Immersion, in any reasonable manner to maintain and enforce Immersion's Intellectual Property Rights in the Immersion Requested Revisions for Immersion's benefit in any and all countries, and KLSI agrees to execute, and to make appropriate contractual arrangements with [****] for [****] to execute, when requested by Immersion, applications for and assignments to Immersion and any other documents necessary to effectuate the ownership provisions applicable to the Intellectual Property Rights in the Immersion Requested Revisions. KLSI represents and agrees and will make appropriate contractual arrangements with [****] for [****] to represent and agree, that all persons who perform work on the Immersion Requested Revisions will have signed written agreements which vest all Intellectual Property Rights in KLSI, or [****], as applicable, for assignment to Immersion.

        5.3     Licenses.

                (a) License by KLSI to Immersion. KLSI hereby grants Immersion a worldwide nonexclusive license, under KLSI's and [****]'s Intellectual Property Rights in the Non-Immersion Technology (i) to have KLSI manufacture the AXIS Chip and to have a Second Source manufacture the AXIS Chip if KLSI cannot accommodate Immersion and Immersion's designated parties' requests in terms of volume production of the AXIS Chip due to lack of wafer capacity or allotment of wafer fabrication capacity, and
                        (ii) to distribute and sell the AXIS Chip through Immersion's channels of distribution.

                (b) License by Immersion to KLSI. Immersion hereby grants KLSI a worldwide nonexclusive license, without a right to sublicense, under Immersion's Intellectual Property Rights in the Shaft Encoder Logic, the Immersion Requested Revisions and the Force Feedback Microcode (i) to use and modify the Shaft Encoder Logic, the Immersion Requested Revisions and the Force Feedback Microcode in developing, prototyping and manufacturing the AXIS Chip and (ii) to distribute and sell the AXIS Chip to Immersion and Immersion designated parties, as provided in the Purchase Agreement. In addition, Immersion hereby grants KLSI a license under Immersion's Intellectual Property Rights in the Shaft Encoder Logic and the Immersion Requested Revisions (i) to use and modify the Immersion Requested Revisions and to include the Shaft Encoder Logic (but to


*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                        disable such Shaft Encoder Logic) in developing, prototyping and manufacturing the AXIS-derived Chip and
                        (ii) to distribute and sell the AXIS-derived Chip.

                (c) Prohibitions. KLSI expressly agrees that it will not, during the term of this Agreement or thereafter, without Immersion's prior written consent:

                        (i) knowingly design, simulate, sell or otherwise distribute a prototype device identical to the Prototype Unit, either for KLSI's account or for any third party, or assist any third party in so doing; or

                        (ii) unless for Immersion, knowingly develop, utilizing any Confidential Information regarding the Prototype Unit obtained by KLSI from Immersion, a prototype for a semiconductor device that is pin-compatible with the Prototype Unit, or assist any third party in so doing.

6.      PAYMENTS

Immersion shall make payments to KLSI in accordance with the Development and Payment Schedule, subject to completion of the applicable milestones and acceptance of the applicable Deliverables by Immersion. Such payments shall be due net thirty (30) days from Immersion's receipt of KLSI invoices.

7.      WARRANTIES AND INDEMNIFICATION

        7.1 Warranties KLSI warranties that: (i) all Deliverables delivered to Immersion hereunder will conform to the Specifications for a period of ninety (90) days after acceptance by Immersion; (ii) in connection with KLSI performance of the Services, KLSI will not knowingly infringe any patent, copyright, trade secret, mask work right, or any other proprietary right of any third party;
                (iii) KLSI has not previously granted and will not grant any rights in the Product or any Inventions to any third party which grant is inconsistent with the rights granted to Immersion herein; and (iv) all Products delivered to Immersion hereunder will conform to the Specifications for a period of ninety (90) days after acceptance by Immersion. In the event that the Products delivered to Immersion do not conform to the Specifications, KLSI will repair or replace the nonconforming Products.

        7.2     Infringement Indemnity.

                (a) KLSI shall, at its expense and at Immersion's request, defend any claim or action brought against Immersion, and Immersion's subsidiaries, affiliates, directors, officers, employees, agents and independent contractors, to the extent it is based on a claim that the Product provided under this Agreement infringes or violates any patent, copyright, trademark, trade secret or other proprietary right of a third party, and shall indemnify and hold harmless from and against any costs, damages and fees reasonably incurred by Immersion including but not limited to fees of attorneys and other professionals that are attributable to such claim; provided, however, that: (i) Immersion gives KLSI reasonably prompt notice in writing of any such suit and permits KLSI through counsel of its choice, to answer the charge of infringement and defend such claim or suit; (ii) Immersion provides KLSI with information, assistance and authority, at KLSI's expense, to enable KLSI to defend such suit; and (iii) KLSI shall not be responsible for any settlement made by Immersion without KLSI's written permission. In the event Immersion agrees to settle the suit, Immersion agrees not to publicize the settlement nor to permit the party claiming infringement to publicize the settlement without first obtaining KLSI's written permission.

                (b) KLSI shall have no liability under this Section 7.2 ("Infringement Indemnity") to the extent that such claim or suit could have been avoided but for (i) the combination, operation, or use of the Product with equipment, logic, software or products not supplied by KLSI, (ii) any alteration or modification made to the Products after delivery by KLSI to Immersion or (iii) the use by KLSI of specifications or requirements provided by Immersion.

        7.3 Duty to Correct. Notwithstanding Section 7.2 (a), should the Product become the subject of a claim of infringement of a third party's proprietary right, KLSI shall, at KLSI's expense: (i) procure for Immersion the past right to make, use and sell and the future right to continue to make, use and sell the Product;
                (ii) replace or modify the Product to make such non-infringing, provided that the same function is performed by the replacement or modified Product to Immersion satisfaction; or (iii) if the past and future rights to continue to make, use and sell cannot be procured or the Product cannot be replaced or modified at reasonable expense, reimburse Immersion for the total amount paid under this Agreement.

        7.4 General Indemnity. KLSI shall, at KLSI's expense, indemnify, hold Immersion harmless and, at Immersion's request, defend Immersion and Immersion's subsidiaries, affiliates, directors, officers, employees, agents and independent contractors, from and against any and all loss, cost, liability or expense (including costs and reasonable fees of attorneys and other professionals) arising out of or in connection with KLSI performance under this Agreement to the extent caused by, in whole or in part, any negligent act or omission or willful misconduct of KLSI or KLSI employees, agent or independent contractors, including but not limited to any act or omission that contributes to : (i) any personal injury, sickness, disease or death; (ii) any damage to or destruction of property of Immersion or any loss of use resulting therefrom; (iii) any violation of any statute, ordinance or regulation.

8.      CONFIDENTIALITY AND PROPRIETARY NOTICE

        8.1 Each party acknowledges that by reason of its relationship to the other hereunder, it will access to other party's Confidential Information. Each party agrees that it shall not use in any way for its account or the account of any third party, nor disclose to any third party any Confidential Information revealed to it by the other party. Neither party shall use the

                Confidential Information of the other party for purposes other than those necessary to directly further the purposes of this Agreement. Each party shall take every necessary precaution to protect the confidentiality of all Confidential Information.

        8.2 Any breach of the restrictions contained in this Section 8 is a breach of this Agreement which will cause irreparable harm to the other party entitling the other party to injunctive relief in addition to all legal remedies.

        8.3 KLSI will cause the outside package and top level metal mask work layer of the Product to bear a mask work and copyright notice for Immersion's benefit.

9.      TERM

This Agreement will commence on the Effective Date and will continue until terminated as provided in this Agreement.

10.     TERMINATION

        10.1 Termination for Cause By Either Party. Either party shall have the right to terminate this Agreement immediately upon written notice at any time if:

                (a) the other party is in material breach of any warranty, term, condition or covenant of this Agreement other than those contained in Section 8 and fails to cure that breach within sixty (60) days after written notice of that breach;

                (b) the other party is in material breach of any warranty, term, condition or covenant of Section 8; or

                (c) the other party: (i) becomes insolvent; (ii) falls to pay its debts or perform its obligations in the ordinary course of business as they mature; (iii) admits in writing its insolvency or inability to pay its debts or perform its obligations as they mature or (iv) makes any assignment for the benefit of creditors.

        10.2 Effect of Termination. Upon termination of this Agreement, each party shall be released from all obligations and liabilities to the other occurring or arising after the date of such termination, except that any termination of this Agreement will not relieve obligations under Sections 5, 7, 8 and 12 hereof, nor will any such termination relieve Immersion or KLSI from any liability arising from any breach of this Agreement. Neither party will be liable to the other for damages of any sort solely as a result of terminating this Agreement in accordance with its terms. Termination of this Agreement will be without prejudice to any other right or remedy of either party. Upon any termination of this Agreement, KLSI will immediately deliver to Immersion all work in process on the Deliverables, in whole or in part and will confirm in writing the assignment of all related Intellectual Property Rights.

        10.3 Payment by Immersion. Upon any termination of this Agreement pursuant to the provisions of Section 10.1 above, Immersion's monetary obligation to KLSI will be to pay for all milestones completed and accepted by Immersion as set forth in the Development and Payment Schedule, and to pay KLSI pro rata (based on the ratio (equal to 1:1)) of the number of calendar days elapsed since completion of the last payment milestone and the number of days between such milestone and the next subsequent milestone in the Development and Payment Schedule) for work done by KLSI towards the next subsequent milestone, including any costs, previously approved by Immersion in writing, that are reasonably incurred for materials related to any subsequent milestones. In no event, however, shall Immersion's liability exceed the amounts set forth in the Development and Payment Schedule.

11.     DISCLAIMER OF CONSEQUENTIAL DAMAGES

IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES FOR BREACH OF OR FAILURE TO PERFORM UNDER THIS AGREEMENT, EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

12.     GENERAL

        12.1 Force Majeure. Neither party shall be liable for any failure or delay in its performance under this Agreement due to causes, including, but not limited to, acts of God, acts of civil or military authority, fires, epidemics, floods, earthquakes, riots, wars, sabotage, labor shortages or disputes, and governmental actions, which are beyond its reasonable control; provided that the delayed party: (i) gives the other party written notice of such cause promptly, and in any event within fifteen (15) days of discovery thereof, and (ii) uses its reasonable efforts to correct such failure or delay in its performance. The delayed party time for performance or cure under this Section 12.1 shall be extended for a period equal to the duration of the cause or sixty (60) days, whichever is less. Notwithstanding the above provisions in this Section 12.1, the obligations to make payments under this Agreement which are due and owing shall not be deferred, excused or otherwise affected by Force Majeure or any other reasons whether or not foreseen or foreseeable so long as the services, Deliverables or Products for which the payment is due are received.

        12.2 Relationship of Parties. KLSI is an independent contractor. Neither each party nor its employees, consultants, contractors or agents are agents, employees or joint ventures of other party nor do they have any authority to bind the other party by contract or otherwise to any obligation. They will not represent to the contrary, either expressly, implicitly, by appearance or otherwise.

        12.3 Personnel. KLSI employees, consultants, contractors and agents who work on Immersion premises will be required to observe Immersion regulations applying to non-Immersion personnel working on Immersion premises.

        12.4 Employment Taxes and Benefits It will be KLSI's obligation to report as income all compensation received by KLSI pursuant to this Agreement and pay all taxes due on such compensation.

        12.5 Other Tax Implications. The purpose of development of the Deliverables under this Agreement is to demonstrate that the Product developed hereunder will conform to the Specifications. The Deliverables have no intrinsic value as an item. As such, no value added, sales, or use taxes have been assessed or are anticipated to be required as a result of the Services performed under this Agreement. To the extent any such taxes are ultimately assessed to Immersion as a retailer, Immersion shall have responsibility to discharge the claim.

        12.6 Assignment. The rights and liabilities of the parties hereto will bind and inure to the benefit of their respective successors, executors and administrators, as the case may be. Each party may not assign or delegate its rights or obligations under this Agreement either in whole or in part, without the prior written consent of the other party except that Immersion may assign this Agreement in the case of a merger, acquisition or sale of assets. Any attempted assignment in violation of the provisions of this Section 12.6 will be void. Immersion agrees that KLSI may use [****] as a subcontractor to perform the Services.

        12.7 Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the United States and the State of California as applied to agreements entered into and to be performed entirely within California between California residents.

        12.8 Jurisdiction and Venue. The parties hereby submit to the jurisdiction of, and waive any venue objections against, the United States District Court for the Northern District of California, the Superior Court of the State of California for the County of Santa Clara, the Santa Clara Municipal Court, and any mutually agreed to alternative dispute resolution proceeding taking place in Santa Clara County, California, in any litigation arising out of this Agreement.

        12.9 Severability. If for any reason a court of competent jurisdiction rinds any provision of this Agreement, or portion thereof, to be unenforceable, that provision of this Agreement shall be enforced to the maximum extent permissible so as to effect the intent of the parties, and the remainder of this Agreement shall continue in full force and effect.

        12.10 Notices. All notices required or permitted under this Agreement shall be in writing, and be deemed given when: (i) delivered personally; (ii) when sent by confirmed telex or facsimile;
                (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or
                (iv) one (1) day after deposit with a commercial overnight carrier, with written verification of receipt. All communications will be sent to the addresses first above written. Either party may change its address by giving notice pursuant to this Section 12.10.


*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

        12.11 No Waiver. Failure by either party to enforce any provision of this Agreement shall not be deemed a waiver of future enforcement of that or any other provision.

        12.12 No Rights in Third Parties Rights. This Agreement is made for the benefit of Immersion and KLSI and their respective subsidiaries and affiliates, if any, and not for the benefit of any third parties.

        12.13 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original.

        12.14 Headings and References. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

        12.15 Construction. This Agreement has been negotiated by the parties and their respective counsel. This Agreement will be fairly interpreted in accordance with its terms and without any strict construction in favor of or against either party.

        12.16 Complete Agreement. This Agreement, including all Exhibits, constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes and replaces all prior or contemporaneous understandings or agreements, written or oral, regarding such subject matter hereof. In the case of any conflict between the terms of this Agreement and any of the Exhibits, the terms of the Agreement shall govern and control. No amendment to or modification of this Agreement shall be binding unless in writing and signed by a duly authorized representative of both parties. To the extent any terms and conditions of this Agreement conflict with the terms and conditions of any invoice, purchase order or purchase order acknowledgment placed hereunder, the terms and conditions of this Agreement shall govern and control.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.



KAWASAKI LSI U.S.A. INC.                    IMMERSION CORPORATION

By:  /s/ Masanori Kodama                    By:  /s/ Louis Rosenberg
     ----------------------------                ----------------------------
     (Signature)                                 (Signature)

     Masanori Kodama                             Louis Rosenberg
     ----------------------------                ----------------------------
     (Print Name)                                (Print Name)

     President                                   President
     ----------------------------                ----------------------------
     (Title)                                     (Title)

     10/15/97                                    10/16/97
     ----------------------------                ----------------------------
     (Date)                                      (Date)

                                    EXHIBIT A

                                 SPECIFICATIONS

               Immersion ASIC Specification dated October 16, 1997

                          IMMERSION ASIC SPECIFICATION

                                     [****]








*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   EXHIBIT B

                        DEVELOPMENT AND PAYMENT SCHEDULE

IMMERSION CORPORATION
-------------------------------------------------------------------------------

     To KLSI c/o Brooks Technical Group                           April 24, 1997
        10080 N. Wolfe Rd. SW3-100
        Cupertino, CA 950114
        408-257-3880 x 1307
        408-252-4434 fax


                                                                  PURCHASE ORDER
                                                                       NO: 10499

Description of Purchased Item:

Design and development KLSI/[****] "Processor Plus" ASIC to be developed in conjunction with Immersion personnel.

Total NRE Charges: $198,000 USD

Payment Schedule:

1) Design award/initiation - $15,000 USD
2) Technical transfer completion - $55,000 USD (action scheduled for completion prior to 5/15/1997)
3) Design sign-off - $80,000
4) Ceramic sample delivery - $48,000 USD

This program will be run according to a Design and Development Agreement that outlines the program in detail, itemizes each action step, who is assigned to what action, and the completion date for each action. This plan will be developed within 1 week of this purchase order date.

Bruce Schena
V.P./C.T.O.     _________________________

Tim Lacey
V.P./C.F.O.     _________________________


Thanks for your time. I look forward to hearing from you.

BRUCE SCHENA, CTO
IMMERSION

                                   EXHIBIT C

                                  DELIVERABLES

                               STATEMENT OF WORK

                                    REV. 1.4

-----------------------------------------------------------------------------------------------------------------------------------
NO       TASK                DATE/                   WHO               DESCRIPTION
                             TIME
                                      -------------------------------
                                       IMMERSION    [****]      KLSI
-----------------------------------------------------------------------------------------------------------------------------------
1        Function           4/21/97        X          X          X     Immersion, [****], and KLSI agree to functional block
         spec. sign-off                                                specification and interface specification
-----------------------------------------------------------------------------------------------------------------------------------
2        Issue P.O.         4/21/97        X                           Immersion issues formal Purchase Order number (1st
                                                                       payment $15K)
-----------------------------------------------------------------------------------------------------------------------------------
3        Detailed           6/12           X          X         X      Immersion, [****], and KLSI agree to detailed specification
         spec. sign-off                                                defines internal implementation of the chip. This document add some details that are not well defined in the
                                                                       function specification.
-----------------------------------------------------------------------------------------------------------------------------------
4        Code               5/15/97       X                            Immersion transfers Intel 930 microcode to [****]
         transfer
-----------------------------------------------------------------------------------------------------------------------------------
5        Code               5/15/97       X                           - Immersion transfers all available date on shaft encoder
         transfer
-----------------------------------------------------------------------------------------------------------------------------------
6        Place &            6/18                                X     Trial place and route complete
         route
                     --------------------------------------------------------------------------------------------------------------
7        Base water         5/18/97                   X         X     KLSI and [****] sign off on base wafer
         Master slice
         sign-off
-----------------------------------------------------------------------------------------------------------------------------------
8        VHDL                                                   X     [****] completes VHDL functional code, simulates the
                                                                      result and assures that the design agrees with the
                                                                      detailed specification.
-----------------------------------------------------------------------------------------------------------------------------------
9        Pre-layout                                             X     [****] synthesizes the  VHDL code, simulates the
         design                                                       resulting level netlist, and assures that the design
                                                                      agrees with the specification.
-----------------------------------------------------------------------------------------------------------------------------------
10      Pre-layout         6/12/97                   X         X      [****] and KLSI agree that the pre-layout simulation
        simulation                                                    result is satisfactory. 1st sign off
-----------------------------------------------------------------------------------------------------------------------------------
11      post layout        6/19/97                             X      KLSI-placement generate post-layout file.
-----------------------------------------------------------------------------------------------------------------------------------
12      ROM code           6/26/97                             X     [****] provides preliminary ROM code
-----------------------------------------------------------------------------------------------------------------------------------
13      simulation         7/3/97                              X     [****] simulates the design and makes sure that the design with the detailed specification
-----------------------------------------------------------------------------------------------------------------------------------
14      second sign        7/3/97                    X        X      [****] and KLSI agree that the post-layout simulation
        off                                                          result is satisfactory, second sign off
-----------------------------------------------------------------------------------------------------------------------------------
15      KLSI fabs                                             X      KLSI fabricates ceramic and plastic prototypes
-----------------------------------------------------------------------------------------------------------------------------------
16      proto                              X                         Immersion provides [****] with prototype Joystick system
        joystick
-----------------------------------------------------------------------------------------------------------------------------------
17      KLSI               7/25/97                            X      KLSI delivers Xx ceramic prototypes
        delivers
        prototypes
-----------------------------------------------------------------------------------------------------------------------------------
18      Integration                        X                 X      [****] and Immersion integrate system
-----------------------------------------------------------------------------------------------------------------------------------
19      marking                            X                 X      Immersion and KLSI agrees to the marking specification.
                                                                              marking will be based on KLSI's standard marking
                                                                    with positive modifications to it depending on
                                                                    Immersion's requirement.
-----------------------------------------------------------------------------------------------------------------------------------

*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

-----------------------------------------------------------------------------------------------------
                    DATE/
NO   TASK           TIME                  WHO               DESCRIPTION
                              ---------------------------
                              IMMERSION   [****]     KLSI
-----------------------------------------------------------------------------------------------------
20   plastic        8/8/97                            X     KLSI delivers 12 plastic prototypes
     prototypes
-----------------------------------------------------------------------------------------------------
21   approval                  X                            Immersion approves prototype
-----------------------------------------------------------------------------------------------------
22   ROM final                 X                            Immersion finalizes ROM code
-----------------------------------------------------------------------------------------------------
23   Production                X                            Immersion places first mass production
     order                                                  order with 10 weeks time
-----------------------------------------------------------------------------------------------------


*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.